Exhibit 7

                           SPECIMEN SHARE CERTIFICATE
                           --------------------------

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
NUMBER                                                                    SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       AUTHORIZED 20,000,000 COMMON SHARES
                    See Reverse Side for Certain Definitions
                                                              CUSIP 4301334 20 5


This Certifies That__________________________________________

is the owner of ________________________________________________________________

                 fully paid and non-assessable Common Shares of

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.

Transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon the surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.

This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

Dated:

__________________________             (seal)           ________________________
        Secretary                                               President


                                       72
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Part III


In accordance  with Section 12 of the  Securities  Act of 1934,  the  registrant
caused  this  registration   statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized.


                                        Highland Holdings International, Inc.
                                        Registrant


                                        By: /s/ John Demoleas
                                        ---------------------
Date: December 2, 1999                  John Demoleas, President